                  POWER OF ATTORNEY


     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Barbara L. Connor
Barbara L. Connor

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ William W. Adams
William W. Adams

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Thomas E. Bolger
Thomas E. Bolger

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Frank C. Carlucci
Frank C. Carlucci

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ William G. Copeland
William G. Copeland

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ James H. Gilliam, Jr.
James H. Gilliam, Jr.

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Thomas H. Kean
Thomas H. Kean

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

    NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ John C. Marous, Jr.
John C. Marous, Jr.

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ John F. Maypole
John F. Maypole

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Joseph Neubauer
Joseph Neubauer

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Thomas H. O'Brien
Thomas H. O'Brien

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Rozanne L. Ridgway
Rozanne L. Ridgway

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Shirley Young
Shirley Young

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfull done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th of March, 1995.



/s/ Raymond W. Smith
Raymond W. Smith

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th of March, 1995.



/s/ William O. Albertini
William O. Albertini

POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ Lawrence T. Babbio, Jr.
Lawrence T. Babbio, Jr.

                                   POWER OF ATTORNEY



     WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Company's Stock Compensation Plan for Outside Directors;

     NOW, THEREFORE, the undersigned hereby appoints William O. Albertini and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of March, 1995.



/s/ James G. Cullen